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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                22 December 2005

                                 Aqua Dyne Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                   0-32863                     33-0322627
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

           23011 Mountan Parkway, Suite A-10, LAGUNA HILLS, CA 92653
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code 949/380-4033


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ITEM 8.01 - OTHER EVENTS

Resignation of Director

On 22 December, the company's Board of Directors consisting of Tom Svalberg, Paul Bailey and Gaylord Beeson accepted the resignation of Gregory Paxton effective from 3 October 2005.

The resignation was necessitated by the restructuring of the company's operations. These changes will afford Mr Paxton the opportunity to devote his expertise to increased Research & Development. It is proposed that he will be heading up the Group's Research & Development Division. As the company moves increasingly to the commercialization of the JetWater technology Mr Paxton's expertise can now be focused on this sector of the group's activities.

Mr Paxton will remain the Managing Director of the Group's wholly-owned subsidiary, Aqua Dyne Australia Pty Ltd. This entity is currently the vehicle for the commercialization of the JetWater System.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aqua Dyne Inc
(Registrant)

Date     22 December 2005


/s/ Tom Svalberg
----------------------------
(Signature)*
Tom Svalberg.
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